Exhibit 99.2

 Discussion MaterialsJanuary 2020

 Disclaimer  Cautionary NotesThis presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Packable Holdings, LLC (“Packable”) and Highland Transcend Partners I Corp. (“Highland”) and the related transactions (the “Proposed Business Combination”) and for no other purpose. These materials are exclusively for the use of the party or the parties to whom they have been provided by representatives of Packable and Highland. By accepting these materials, the recipient acknowledges and agrees that he, she or it (a) will maintain the information and data contained herein in the strictest of confidence and will not, under any circumstances whatsoever, reproduce these materials, in whole or in part, or disclose any of the contents hereof or the information and data contained herein to any other person without the prior written consent of Packable or Highland, (b) is not subject to any contractual or other obligation to disclose these materials to any other person or entity, (c) will return these materials, and any other materials that the recipient may have received in the course of considering an investment in Highland and Packable and (d) will promptly notify Packable and Highland and their respective representatives of any unauthorized release, disclosure or use of these materials or the information and data contained herein. Furthermore, all or a portion of the information contained in these materials may constitute material non-public information of Packable, Highland and their affiliates, and other parties that may be referred to in the context of those discussions. By your acceptance of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the Proposed Business Combination. Such agreements are under negotiation and subject to change. The consummation of the Proposed Business Combination is also subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the Proposed Business Combination will be consummated with the terms described herein or otherwise. As such, the subject matter of these materials is evolving and is subject to further change by Packable and Highland in their joint and absolute discretion. Neither the Securities and Exchange Commission nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Proposed Business Combination presented herein, or determined that this Presentation is truthful or complete. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Highland, Packable or any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers or agents be responsible or liable for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Highland nor Packable has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Packable or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Packable and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. References in this Presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective management of Packable and Highland and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Packable and Highland. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Highland or Packable is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Packable; risks related to the performance of Packable’s business; the effects of competition on Packable’s business; the amount of redemption requests made by Highland’s stockholders; the ability of Highland or Packable to issue equity or obtain financing in connection with the Proposed Business Combination or in the future; and those factors discussed in Highland’s final prospectus that forms a part of Highland’s Registration Statement on Form S-1 (Reg. No. 333-250125), filed with the SEC pursuant to Rule 424(b)(4) on December 4, 2020 (the “Prospectus”) under the heading “Risk Factors,” and other documents Highland has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Highland nor Packable presently know, or that Highland or Packable currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Highland’s and Packable’s expectations, plans, or forecasts of future events and views as of the date of this Presentation. Highland and Packable anticipate that subsequent events and developments will cause Highland’s and Packable’s assessments to change. However, while Highland and Packable may elect to update these forward-looking statements at some point in the future, Highland and Packable specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Highland’s and Packable’s assessments of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of ProjectionsThis Presentation contains projected financial information with respect to Packable, including but not limited to Revenue, Gross Profit and Adjusted EBITDA. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results will differ, and may differ materially, from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The risk factor titles presented in this Presentation are certain of the risks related to the business of Packable, Highland and the Proposed Business Combination, and such list is not exhaustive. The list in this Presentation is qualified in its entirety by disclosures contained in future documents filed or furnished by the Packable and Highland with the SEC with respect to the Proposed Business Combination. There are many risks that could affect the business and results of operations of Packable, many of which are beyond its control. If any of these risks or uncertainties occurs, Packable’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect Packable’s business, financial condition and/or operating results.

 Disclaimer  Use of DataThe data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Highland and Packable assume no obligation to update the information in this presentation. Financial Information; Use of Non-GAAP Financial Metrics and Other Key Financial MetricsOur financial statements for the fiscal year ended December 31, 2020 have been issued under AICPA standards, and our financial statements for the three years ended December 31, 2020 are in the process of being audited under the standards of the Public Company Accounting Oversight Board. Accordingly, financial results for these years are preliminary and subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the audits of our financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in our consolidated financial statements when they are completed and publicly disclosed. These preliminary results may change and any change may be material. Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included, may be adjusted or may be presented differently in any proxy statement, prospectus or registration statement or other report or document to be filed or furnished by Highland with the SEC. This Presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted EBITDA, Adjusted EBITDA Margin and Contribution Margin. Packable defines Adjusted EBITDA as net income (loss), adjusted for interest expense, depreciation and amortization, stock-based compensation and income taxes and one-off non-recurring items. Adjusted EBITDA Margin is Adjusted EBITDA divided by total revenue. Contribution Margin is calculated as order value less direct products costs, fulfillment costs and commissions expenses. These non-GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts, where available, are included in the Appendix to this Presentation. Such measures may differ from similarly labeled measures in future filings made by Packable or Highland Transcend. Packable believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Packable. Packable’s management uses forward looking non-GAAP measures to evaluate Packable’s projected financial and operating performance. Packable believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Packable’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Packable’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Packable does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses, income and tax liabilities that are required by GAAP to be recorded in Packable’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgements by Packable about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Packable presents non-GAAP financial measures, where available, in connection with GAAP results. Subject to Change Based on Board ApprovalThis Presentation has not yet been approved by the board of directors of Packable, and therefore remains subject to revision based on the board's review and input. Important Information About the Proposed Business Combination and Where to Find ItIn connection with the Proposed Business Combination, Highland intends to file with the SEC a Registration Statement on Form S-4, which will include and serve as a proxy statement/prospectus (the “Form S-4”) that will be distributed to holders of Highland’s common stock in connection with Highland’s solicitation of proxies for the vote by Highland’s stockholders with respect to the Proposed Business Combination and other matters as described in the Form S-4. Highland will mail a definitive proxy statement (the “Proxy Statement”), when available, to its stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HIGHLAND, PACKABLE AND THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and the Proxy Statement (when available) and all other documents filed with the SEC by Highland through the website maintained by the SEC at http://www.sec.gov, or by directing a request to Highland at 16 Fayerweather St, Cambridge, Massachusetts 02138. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the SolicitationHighland and Packable and their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of Highland is set forth in its final prospectus dated December 2, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be in the proxy statement/prospectus included in the Form S-4 and other relevant materials to be filed with the SEC regarding the Proposed Business Combination when they become available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus included in the Form S-4 carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as indicated above. No Offer or SolicitationThis Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of common stock of Highland to be issued in connection with the Proposed Business Combination. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of either (a) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or (b) institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act. Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Packable nor Highland is making an offer of the Securities in any state where the offer is not permitted.Trademarks and Trade NamesPackable and Highland and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with Packable, Highland or any of their affiliates, or an endorsement or sponsorship by or of Packable, Highland or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Packable, Highland, their affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names.

 Speakers Today          Andrew Vagenas  Co-Founder & CEO        Ian Friedman  CEO        Ash Mehra  Chief Information Officer        Chief Growth Officer  Adam Rodgers        Dan Bennett  Chief Marketing Officer

Highland Transcend Partners: Experienced and Differentiated Team



Bob Davis

CHAIRMAN

- GP at Highland
- CEO of Lycos (IPO, $5.5B acq)



Ian Friedman

CEO

- Former Co-Head of Goldman Sachs Investment Partners, Growth Equity Team
- Bain Capital, BCG



Paul Maeder

CFO

- Founder, GP at Highland
- Forbes Midas List
- Chair of NVCA, SEC Advisory



Dan Nova

CIO

- GP at Highland
- Forbes Midas List

Track Record of HTP[1]

$3.8 Billion Invested	123 Investments	64% Gross IRR
115 Boards (24 Public)	29 IPOs & 59 M&A Exits	16 Years Together on Average

- **Credentialization** by experienced and successful growth tech investors
- **Proven value builder, founder-friendly** reputation with significant operational expertise
- **High caliber Board** and advisors
- High-quality **long-term oriented** investor base
- Major commitment of time and resources shows **commitment to win and incentive alignment**

[1] Figures represent the work of the four HTP team members shown.

PHARMAPACKS ALL YOUR DAILY NEEDS
5
PACKABLE

   Reminder: Our Thesis  Visionary management team open to advice and strategic help  1  Potential addressable market is large with attractive dynamics  2  Company takes innovative approach to a better solution for customers  3  Key strategic assets provide a sustainable competitive advantage  4  Company has leading KPIs and unit economics in its sector  5  Valuation presents us with attractive risk-adjusted returns  6  Highland Transcend Partners Search Criteria   Best-in-class, highly defensible businesses that can grow shareholder value by 10x in 10 years

Packable Operates in the 1P and 3P eCommerce Ecosystem

Defining 1P vs 3P

First-Party Relationship (1P)

In 1P, brands sell directly to the online platform which then sell to consumers:

Brand = Wholesale Supplier

Online Platform = Retailer

Third-Party Relationship (3P)

In 3P, the brands sell directly to consumers through the online platform:

Brand = Retailer

Online Platform = Channel to sell to Consumers

PHARMAPACKS ALL YOUR DAILY NEEDS
7
PACKABLE

   Source: Forrester, Amazon investor materials  2000  $2.8bn   eCommerce Evolution  Launch of 3rd-PartyMarketplace    2020  $320bn  3rd-Party Marketplaces Represent More Than 60% of Amazon's eCommerce Sales  eCommerce Sales

   2010  The Marketplace Transformation  2022  3rd-Party Marketplaces are now 30% of US eCommerce  $165bn     ~$1tr  and many more…  Source: Forrester, eMarketer  eCommerce Sales

 Brand Choice Proliferation  Without Packable    Wholesale  e-Commerce Platform  Distributor  Direct-to-Consumer                                1P          3P

 Brand Choice Proliferation  Without Packable  With Packable    Wholesale  e-Commerce Platform  Distributor  Direct-to-Consumer                                1P            Wholesale  e-Commerce Platform  Distributor  Direct-to-Consumer  3P                1P                3P

 Our Thesis on Packable  Leading Multi-Marketplace eCommerce Enablement Platform  Solving Real Pain Points for Brands to Navigate Complex but Massive Marketplace Opportunity  Confidence in Exceptional, Founder-Led, Proven Management Team  Sticky Blue Chip Brand Relationships  Growing Influence and Ownership of Digitally Native Brands  Multiple Vectors for Revenue Growth and Shareholder Value Creation, as well as Huge Upside in Introducing Additional Data and Technology Services   Packable has Created a Strong and Defensible Set of Competitive Advantages

PACKABLE

Largest 3rd Party Seller on Amazon[1]

>$450mm 2021E Revenue

147% Net Revenue Retention 2020A (Zero Enterprise Logo Churn)

Massive Data Set: ~75mm Transactions[2]

Bootstrapped Over the First 8 Years

Strong competitive metrics

Source: Webretailer, Company financials
[1]Amazon sourced from Webretailer for Pharmapacks (seller of record), measured by number of reviews; [2]As of July 1, 2021

PHARMAPACKS ALL YOUR DAILY NEEDS
13
PACKABLE

                   Packable Overview

 Our Story  Packable is a leading data-driven platform providing Large CPGs, digitally native brands, and distributors with the connections, insights, and services needed to enable online marketplace sales                              Brick-and-mortar pharmacy  Logistics division formed & powered by technology-driven proprietary platform  Custom automation built for warehouse facility  Reached 1mm customer reviews  First online sale  $0  $100  $150  $200  $250  $370  Revenue($mm)                      Partnershipestablished  Partnershipestablished  Partnershipsestablished  2010  2011  2012  2013  2014  2015  2016  2017  2018  2019      64mmconsumer transactions    2020        Series B: 2020  Partnershipestablished                                                                                                                                                                                                                              Partnershipestablished    Series A: 2018  1st Investment in Digitally Native Brands  31mmconsumers transactions  45mmconsumer transactions  Achieved $160mm run rate revenue1 before raising institutional capital  Note: Consumers shown on a cumulative basis1Run rate as of sales in December 2017  Seller-fulfilled Prime Badge

Packable Operates in the 1P and 3P eCommerce Ecosystem

Defining 1P vs 3P

First-Party Relationship (1P)

- In 1P, brands sell directly to the online platform which then sell to consumers:

Brand = Wholesale Supplier

Online Platform = Retailer

Third-Party Relationship (3P)

- In 3P, the brands sell directly to consumers through the online platform:

Brand = Retailer

Online Platform = Channel to sell to Consumers

Packable's Benefits to...

Online Marketplaces

- ✓ Expands assortment of products on the marketplace
- ✓ Helps ensure the integrity of the marketplace by adding high quality products
- ✓ Provides access to Packable's brand partners
- ✓ Solidifies the perception of the marketplace through excellent customer service and customer management
- ✓ Increases media and marketing spend
- ✓ Provides opportunities for marketplaces to sell additional services

Brands

- ✓ Enables access to multiple online marketplaces
- ✓ Delivers fulfillment capabilities
- ✓ Provides better control of selling activities
- ✓ Helps grow brand equity and awareness through marketing capabilities
- ✓ Creates test and learn opportunities that improve product offerings

PHARMAPACKS ALL YOUR DAILY NEEDS

17

PACKABLE

 Brands Have Traditionally Struggled to Navigate the Online Marketplace  Challenges for Brands          Pricing and Inventory Forecasting  Brands often lack the data and insights to maximize revenue and optimize pricing and inventory, especially across multiple marketplaces          Customer Experience  Brands are generally not equipped to manage and curate the customer experience throughout marketplaces          Fulfillment and Logistics  eCommerce demands direct-to-consumer fulfillment and logistics capabilities, which most brands do not have           Emerging Marketplaces  Complex requirements to navigating the tech, infrastructure and integrations of multiple marketplaces           Marketing  Individual brands generally lack the sophistication to manage budgets and campaigns across multiple channels in a unified manner

Packable Manages Across the Entire eCommerce Ecosystem


Consumer
Brands
Exclusive[1] Marketplace Strategy
Never Lost a Large CPG Brand
Marketplaces[2]

[1]Exclusivity limited to 3P strategy within Packable product portfolio
[2]Currently integrating with Kroger, expected to launch in 2H 2021

PHARMAPACKS ALL YOUR DAILY NEEDS
19
PACKABLE

Packable Manages Across the Entire eCommerce Ecosystem

Brands

Large CPG

Digitally Native

Distributors





- Large CPG companies, digitally native brands, and distributors partner with Packable
- Integrate product catalogs with Packable's platform

- Packable purchases inventory from brands and distributors, often with access to clients' full catalog

- Packable lists, manages product pages, and sets up marketing campaigns on marketplaces (Packable as the seller)
- Packable retains control over listing price, shipping/ shipping speed, and bundling

- Packable picks, packs, and fulfills orders from its own warehouses
- Shipped by Partners (UPS, USPS, Fulfillment by Amazon)

- Full-service customer experience team focused on providing end-to-end support
- Packable monitors and responds to customer requests, feedback, and reviews in real-time

Packable optimizes online marketplace performance on behalf of its clients, driving eCommerce sales while also relieving brands and distributors of the burdens of fulfillment and customer management

PHARMAPACKS ALL YOUR DAILY NEEDS
20
PACKABLE

Packable Creates Immense Value for its Brand Partners

amazon.com



6
2
Pacific Shaving Company Caffeinated Shaving Set 2 Pieces - Caffeinated Shaving Cream, 1 Unit | Caffeinated Aftershave, 1 Unit
Visit the Pacific Shaving Company Store
4
544 ratings
| 9 answered questions
Best Seller
Price: $15.50 ($15.50 / Count)
Not eligible for Amazon Prime. Available with free Prime shipping from other sellers on Amazon.
Size: 2 Piece Set
3
Brand Pacific Shaving Company
Ingredients CAFFEINATED SHAVING CREAM: Potassium myristate, Potassium stearate, Sodium myristate, Sodium s...
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Item Form Cream
Item Weight 6 Ounces
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1
One-time purchase:
$15.50
In Stock.
Qty: 1
Add to Cart
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5
Secure transaction
Ships from Pharmapacks
Sold by Pharmapacks
Return policy: This item is returnable
Subscribe & Save:
5% 10%
$14.73 ($14.73 / Count)
prime
First delivery on Jul 27
Ships from: Amazon
Sold by: Pharmapacks
CAFFEINATED SHAVING CREAM
CAFFEINATED AFTER SHAVE



Pharmapacks
Pharmapacks storefront
95% positive in the last 12 months (101784 ratings)

Note: Pharmapacks is the seller and shipper of record

1 Pricing & Inventory
- ✓ Data-driven pricing algorithms
- ✓ Data-driven inventory forecasting

2 SEO Optimization
- ✓ Data-driven listing creation
- ✓ Optimize descriptions to drive increased traffic and better conversation rates

3 Optimized Bundling
- ✓ Optimized pack size creation
- ✓ Data-driven multi-SKU bundling
- ✓ Increase AOV and profitability

4 Proven Customer Engagement
- ✓ Tested review profile
- ✓ Strong customer engagement
- ✓ Review aggregation

5 End-to-end Ownership
- ✓ Seller of record
- ✓ Shipper of record – complete logistics capabilities
- ✓ Allows for larger assortment and greater control
- ✓ Seller fulfilled prime badge
- ✓ Capture transaction data

6 Creative and advertising strategy
- ✓ Aesthetic, compelling imagery
- ✓ Full media and marketing design
- ✓ Enhanced content and storefront design

PHARMAPACKS ALL YOUR DAILY NEEDS
21
PACKABLE

Packable Creates Immense Value for its Brand Partners

Walmart



Health / First Aid / Johnson & Johnson / Johnson & Johnson
6
BAND-AID
OURTONE
Flexible Fabric
Stays on for up to 24 hours
30 ASSORTED SIZES
BR55
BAND-AID Brand
2
Band-Aid Brand OurTone Flexible Fabric Adhesive Bandages, BR55, Assorted, 30 ct 1 ea (Pack of 4)
3
4
(0.0) Write a review
1
$15.81
Qty:
1
Add to cart
Free delivery
Arrives by Wed, Jul 21
Pickup not available
More delivery & pickup options
Pro seller
5
Sold & shipped by Pharmapacks | Return policy
Add to list
Add to registry

1 Pricing & Inventory
- ✓ Data-driven pricing algorithms
- ✓ Data-driven inventory forecasting

2 SEO Optimization
- ✓ Data-driven listing creation
- ✓ Curated descriptions to drive increased traffic and better conversation rates

3 Optimized Bundling
- ✓ Optimized pack size creation
- ✓ Data-driven multi-SKU bundling
- ✓ Increase AOV

4 Proven Customer Engagement
- ✓ Tested review profile
- ✓ Strong customer engagement
- ✓ Review aggregation

5 End-to-end Ownership
- ✓ Seller of record
- ✓ Shipper of record – complete logistics capabilities
- ✓ Allows for larger assortment and greater control

6 Creative and advertising strategy
- ✓ Aesthetic, compelling imagery
- ✓ Full media and marketing design
- ✓ Enhanced content and storefront design

Note: Pharmapacks is the seller and shipper of record

PHARMAPACKS ALL YOUR DAILY NEEDS
22
PACKABLE

 Packable Snapshot  Note: All metrics as of 7/1/2021 unless otherwise stated1 Amazon sourced from Webretailer for Pharmapacks (seller of record), measured by number of reviews2 Includes Kroger; currently integrating with Kroger, expected to launch in 2H 20213 Rule of 40 calculation based on revenue growth % + Adj. EBITDA margin %  2020A sales  ~$380M    3rd-party (3P) seller on Amazon in North America1  #1    Rule of 403: 2020A / 2022E  36% / 43%  sq. ft. of warehouse space & expanding  458K    Large CPG brand logo retention  100%    brand equity stakes  20+    reviews across marketplaces  2M+    marketplaces2  8    2020A net revenue retention  147%    brand partnerships  100+    consumer transactions  ~75M

                   Key Investment Highlights

 Key Investment Highlights  LEADING TECHNOLOGY-LED MARKETPLACE ENABLEMENT PROVIDER   2  STRONG VALUE PROPOSITION LEADS TO SIGNIFICANT CUSTOMER LOVE  3  PACKABLE HAS CEMENTED STRONG MOATS DRIVEN BY DATA ADVANTAGE, OPERATIONS EXCELLENCE, AND DEEP RELATIONSHIPS ACROSS THE ECOSYSTEM  4  ATTRACTIVE UNIT ECONOMICS & KPIs   5  TREMENDOUS UPSIDE OPPORTUNITIES LEVERAGING EXISTING PLATFORM CAPABILITIES   7  VISIONARY, FOUNDER-LED COMPANY   6  PACKABLE BENEFITS FROM THREE DISTINCT BRAND AND MARKETPLACE TAILWINDS  1  OUR PROPOSAL PROVIDES LARGE MARGIN OF SAFETY AND STRONG RETURN PROFILE FOR SHAREHOLDERS

 Packable Benefits from Brand and Marketplace Tailwinds                          While Historically Unpenetrated Within Ecommerce, Consumer Products Are Expected To Continue To See Increased Online Penetration  As Marketplaces Continue To Proliferate, A 3P Ecommerce Strategy Is Mission Critical For Brands’ Survival  Digitally Native Brands Are Taking Share From Large CPGs  1

 There Has Been a Mass Proliferation of eCommerce Marketplaces  1  Total US eCommerce Sales ($B)    Source: Channel Advisor, Forrester (2021 Online Marketplace Tracker, Global, published March 2021; 2021 Online Retail Forecast, US, published June 2021); Amazon investor materials; press search; expert interviews1Includes only U.S. Marketplace Retailers       Explosion of 3P Marketplaces1      2010  2021  …and so many more!

1 A 3P Strategy is Increasingly Critical for Brands' eCommerce Growth

A 3P Approach Overcomes Strategic and Operational Challenges Common Among Large CPG Companies and Digitally Native Brands

Brands Will Continue to Rely on a 3P Strategy

- Large CPGs are typically not equipped to sell direct, but are also limited by a 1P only model—which can represent loss of control over inventory, marketing, and a limited assortment
- Digitally native brands generally lack the scale, resources, and infrastructure necessary to manage large-marketplace 1P partnerships effectively and efficiently
- Packable's value-added services can drive both volume and accretive margin on marketplaces through dynamic pricing, listing optimization, bundling, and data driven marketing
- Packable works across marketplaces to offer a multiplier effect to Large CPGs and Digitally native brands

3P sales as % of Amazon physical gross merchandise sales



70%
60%
50%
40%
30%
20%
10%
0%
1999
2002
2005
2008
2011
2014
2017
2020

Source: Amazon Quarterly Results and Forrester

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 While Historically Unpenetrated in eCommerce, Consumer Products Are Expected to See Increased Growth  eCommerce revenue as a percent of total retail revenue in the U.S. as of May 2021, by Product Category      Source: eMarketer  Transition to 3P partnerships, alleviates the historical barriers F&B and HPCB segments have had in penetrating eCommerceCompanies face the high cost of absorbing shipping cost on smaller, low-price items (e.g. value-to-weight ratio of a single stick of deodorant)Large consumer product brands are optimized to ship truckloads and pallets and generally do not have expertise in shipping individual orders to consumers Not prepared for rapid acceleration of consumers away from traditional drug / grocery channel      Packable categories    Other categories  1

1

Digitally Native Brands Love Packable

Digitally Native Brands Are Growing 3.6x Faster than Large CPG Brands in Health, Beauty & Personal Care

Total CPG

2016 to 2020 CAGR


2.7x
higher
growth
rate
3.5%
1.3%
Leading Brands
SMB Brands
2020
Sales
$312bn
$217bn

Health & Beauty Care

2016 to 2020 CAGR


3.6x
higher
growth
rate
4.3%
1.2%
Leading Brands
SMB Brands
2020
Sales
$58bn
$34bn

The Consumer Discovery Journey is Changing

- The path to product purchase for consumers is shifting to digital channels such as social media

Conscious Consumerism Shifting Criteria for Product Choice

- Consumers are more focused on products that are good for themselves and for the world

Source: Nielsen data from McKinsey article "What got us here won't get us there: A new model for the consumer goods industry"

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2

Leading eCommerce Tech-Enablement Platform

Best-in-class 3P Seller

- #1 3P retailer on Amazon in North America[1]
- Over 1 million reviews on Amazon and ~2 million reviews across all marketplaces
- Operates across 8 marketplaces[2]

amazon.com Walmart ebay Target Instagram Google facebook Kroger

National Distribution Network

- Designated Prime Badge: seller fulfilled prime shipping capabilities, in addition to fulfilled by Amazon (FBA)
- Guaranteed 2-day shipping[3] across the continental U.S.
- Ships over 1.5 million orders per month[4]

Proprietary Technology Platform

- Integrated view of demand and inventory across supply chain
- Real-time access to transaction data across all channels
- Custom fulfillment software that optimizes shipping, pricing, and product costs
- Sophisticated platform to share actionable data insights with brand partners

[1] Webretailer as of June 30, 2021
[2] Includes Kroger; currently integrating with Kroger, expected to launch in 2H 2021
[3] Subject to certain exceptions and exclusions (e.g., hazmat products)
[4] 12-month trailing average as of June 30, 2021; figure includes orders shipped by Packable, FBA and third-party distributors

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3

Marketplace Enablement Across the Commerce Lifecycle

Tech-enabled Inventory Planning and Data Analytics

- Leverage **proprietary technology** to collect extensive unit- and transaction-level data
- Enable comprehensive **inventory planning** and analysis
- **Analyze trends** in sales and search demand

Increased visibility for operational & strategic planning

Marketing

- **Execute** tailor-made campaigns across channels
- Enhance **SEO strategy**
- Data-driven **customized audience** creation
- Drive traffic and sales growth through **sponsored products, social media, and email marketing**

Improved sales volumes and higher buy-box win rates

Marketplace Management

- Maintain and update **product catalog**
- **Manage assortment** and sales **across multiple marketplaces**
- **Optimize pricing** by product and channel
- Develop **promotional strategies** to drive incremental sales

Enhanced representation monitored by marketplace experts

Logistics & Distribution

- Offer **end-to-end fulfillment capabilities** through our own warehouses and FBA, including ability to break down pallets, bundle, pick/pack and get FBA ready
- Provide **1-2 day shipping** across the continental U.S. and Canada
- Deliver **access to Prime designation** for offerings through Seller Fulfilled Prime (SFP)

More efficient fulfillment and broader reach

Customer Experience Support

- **Exceed delivery quality expectations**, with 97% on-time[1] and <1% return/damage order rates[2]
- Ensure highly active and comprehensive **responses to customer reviews** through third-party services (FeedbackFive)

Strengthened product reviews & ratings

[1] Last 12-months as of July 15th, 2021
[2] Last 12-months as of June 30th, 2021

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3

Strong Value Proposition to All Stakeholders

Large CPG	Digitally Native Brands	Distributors	Online Marketplaces	Consumers
...and more!	*...and more!*	*...and more!*	*...and powering brands' direct-to-consumer channels*	
✓ Alternative, efficient eCommerce channel ✓ Attractive conversion rates due to improved product placement, marketing, pricing parity across marketplaces ✓ Test-and-learn capabilities to improve product offering ✓ Unified 1P / 3P strategy	✓ Access to leading online marketplaces ✓ Differentiated marketing capabilities to grow brand equity and awareness ✓ Comprehensive fulfillment capabilities ✓ Better control of seller positioning / distribution ✓ Potential for minority stakes to align incentives	✓ Access to multiple leading online marketplaces ✓ Best-in-class support and services informed by 10+ years of data ✓ Improved buying power with suppliers resulting from increased online sales ✓ Feeder to Large CPGs	✓ Expanded product coverage in marketplace ✓ Access to Packable's brand partners ✓ High-margin commissions without reliance on use of logistics capacity ✓ Excellent customer service and customer management	✓ Wide range of products at attractive prices ✓ On-time delivery & low damage rates ✓ Portfolio of unique mission-driven and ESG focused brands ✓ Excellent customer service ✓ Expanded CPG assortment

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 Partnering With Both Blue-chip Large CPGs and Digitally Native Brands  Large CPG  Increase presence within existing large brand partnerships and win new ones  Partner with independent digitally native brands  Strategy  2022E % Growth  72%  126%  Distributor partnerships are gateways to new independent brand partnerships  10%  Digitally Native  2020A Net Revenue Retention  174%  172%  108%  Revenue Mix1  2020A  2022E  Strong Partnerships With 100+ Brand Partners, Both Large Blue-chip CPGs and Digitally Native Brands  3  Distributors  1 Based on product revenue

3 Why Packable is Best Positioned to Win With Digitally Native Brands

Data Advantage

- Real time insights to consumer purchase behavior
- Quickly detect and predict what brands and SKUs will be most successful
- We can pick the market and category winners

Superior Margin

- Digitally Native Brands have structurally higher gross margins than many Large CPG brands
- Further margin upside as we deliver more value to digitally native brands through incremental services

Equity Stakes

- We earn sweat equity and take equity stakes that tie us more closely to our digitally native brands
- Provide us more value upside over time

Digitally Native Brands are Best Positioned to Capitalize on Shifts in Consumer Behavior, and Packable is Best Positioned to Serve Digitally Native Brands

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 Packable has Built Extensive Relationships with Leading Brands  Digitally Native Brands…and more!  3

3

Deep Affinity Across the eCommerce Ecosystem

"It is operationally very difficult to do this right but **they have mastered it. They were the first to have category approval** in health and beauty **and that is not easy.**"

"**The partnership that you get and the expertise you get**...the commitment to marketing and making your items discoverable, **it is priceless.**"

"When you look at Packable, their late shipment rate is <4%, their order defect rate is 0.01%, and they have really low cancellation rates**. They are best-in-class across all of those levers.**"

"Packable has...**great relationships with the CPGs because of their eCommerce knowhow.** They will benefit immensely as more CPG brands look to build out their 3P business online."

"**What Packable said and the growth they projected for us, happened.** Our first month's trading with Packable was NZD 3-5k... **this month we're at NZD 1 million.**"

"Healthcare, personal care, and beauty are all areas that are growing very quickly in eCommerce penetration, and **Packable is benefitting as the leader in that space.**"

"We view Packable as a partner and **very important seller, rather than a competitor**. They are a **best-in class supplier** as they have been selling on our platform for a decade."

Source: Customer interviews

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3A

Customer Case Study: How We Scale Our Large CPG Partners



Revenue ($M)
70
60
50
40
30
20
10
0
$1
$2
$7
$19
$29
$63
2015
2016
2017
2018
2019
2020
PRE- PARTNERSHIP
POST- PARTNERSHIP

The challenge

A Large CPG was seeking a strategic partner to exponentially increase its Amazon presence while protecting brand equity and improving consumer experience

Our formula

- **Content Management:** Established 3P focus list to optimize and improve consumer experience with thousands of content edits
- **Prime Eligibility:** 100% of the catalog available for 2-day shipping nationwide
- **Multiple Marketplaces:** Scale demand across multiple consumer entry points
- **Custom Email Strategy:** Interact with consumers post-purchase
- **Advertising:** Utilization of Amazon, Google and affiliate marketing tools
- **Data-Driven Assortment:** Generated 50% of revenue from new to market packs and bundles
- **Account Management:** A team of experts monitoring and analyzing sales, inventory, and marketing data

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3B

Ethique Case Study: International Digital Brand Seeking Entry into U.S.


ethique
IN YOUR FACE

The Challenge:

Ethique, a New Zealand brand, was seeking a partner to help it enter the U.S. market and sell on Amazon for the first time

Outcome

Packable introduced Ethique to big-box retailers through its extensive network and successfully launched it in Target

Packable's Value Proposition

Cash Investment

- 5% of purchase orders in marketing ad spend *(Amazon, promotions, Facebook)*

Dedicated Labor

- Estimated 150 hours of creative/marketing for initial launch
- Estimated 1,650 additional hours to launch new products, analyze market data and devise/execute marketing plan

Strategic Guidance – Devised plan for growth via:

- Targeted sampling and increasing SKU offerings
- Expansion beyond the US to Canada, UK, throughout Europe, and more
- Collaboration on creating new products/line extensions
- Launched DTC website

US Revenue Growth through Packable ($mm)


$5.9mm[1]
160x + revenue growth
Category didn't exist
N/A
N/A
$36k
2015
2016
2017
2020
PRE- PARTNERSHIP
POST- PARTNERSHIP

[1] Numbers may differ slightly based on method of pulling from internal systems

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     Packable Creates an Ecosystem of Compounding Advantages          Increased Demand     Curated & Personalized Merchandising    Better Shopping Experience   BroaderData Insights  Wider Selection of SKUs from New and Existing Brands  Compounding effect through feedback of customer data reinforcing data driven decision making   As insights deepen, brands sell more volume and expand SKU offerings, leading to increased customer experience and sales   3

3

Why Marketplaces See Packable as a Valuable Partner

Enhance Marketplace Selection

Helps bring an assortment of new products to the marketplace while solidifying the perception of the "everything store"

Ease of Partnership

Supporting scaled players like Packable ensures the integrity of the marketplace through sales of high quality products and reducing risk of fake products from "bad actors"

Partnership Synergies

Packable helps marketplaces promote products on their platform while complying with structure qualifications which have helped boost marketplaces' 3P seller share

Services Add-ons and Upsells

Allows marketplaces to push additional services to sellers

Marketing and Media

Drives increased media and marketing spend through marketplace channels

Great Customer Experience

Reliable customer service through Packable channel, promotes marketplaces' positive customer experience

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4

Data Analytics Driving Results for Brands


DATA
1
2
3
4
5

Packaging
- ✓ Selling Lysol in packs of 3
- ✓ Selling shaving cream in 3.4 oz vs 7oz


VS

Audience Customization
- ✓ Helping brands create customized consumer audiences


Our Target
23-29
26-32
28-40

Pricing
- ✓ Optimize pricing via our pricing algorithm to drive sales

Pricing Algorithm Changes and Buy Box Wins[1]...

Before PP Algo Change	After PP Algo Change
~40%	~70%

New Categories
- ✓ Helping brands optimize creation of new line extensions and categories ethique

Investments
- ✓ Providing growth capital to thriving brands



[1] Overall average

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4

Logistics Platform Designed for Scale

National Scale & Reach

Guaranteed 2-day shipping[1] across the continental U.S.

31k+ SKUs and avg. 40k orders[2] fulfilled and shipped per day directly by Packable

Proprietary Automation and Fulfillment

Continuous pipeline visibility

Document management

Differentiated Distribution Capabilities

Designated Amazon Seller Fulfilled Prime badge, with Prime shipping capabilities

Bespoke shipping contracts from UPS and USPS

Focus on Sustainability

We are working actively to achieve our goal of making our packaging 100% sustainable in the near future

[1] Subject to certain exceptions and exclusions (e.g., hazmat products)
[2] Daily average over the 12-month period ending July 14, 2021, exclusively for self-fulfilled orders



Three box types optimized for automation and sustainable packaging aligns with the Conscious Consumerism ideology

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Attractive Unit Economics

5

Historical and Projected Gross Margin Performance (% of Total Revenue)



43.0%
45.6%
47.3%
45.3%
45.8%
47.0%
48.7%
2018A
2019A
2020A
2021E
2022E
2023E
2024E

Note: 2018 and 2019 unaudited financials based on management figures and subject to change pending final audit; 2020 financials based on AICPA audited financials

Historical Margin Drivers:

- Movement to higher margin large brand / digitally native brands and away from lower margin distributor segment

Future Margin Drivers:

- Continued sales mix shift to enterprise and digitally native brands, away from distributors
- Continued increases in AOV driven by pack size optimization and greater mix shift towards digitally native brands

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 Visionary, Founder-led Management Team    Andrew Vagenas  Co-Founder & Chief Executive Officer    Chris Pfeiffer  Chief Operating Officer  Andreas Schulmeyer  Chief Financial Officer  Head of Capital Markets    Danny Moses  Dan Bennett  Chief Marketing Officer  Ash Mehra  Chief Information Officer  6  A  Merri Ghazaryan  VP, Marketplaces  Caressa Foreman  VP, Fulfillment Operations  Ian Cohen  General Counsel  Aisha Khan  Chief Strategy Officer  Chief People Officer  Leanna Bautista  Chief Growth Officer  Adam Rodgers  Brad Tramunti  Chief Marketplaces Officer & Co-Founder  James Mastronardi  VP, Finance  Adam Berkowitz  Chief Commercial Officer  Justin Blanding  Chief Technology Officer

 Directors, Advisors, and Investors  Senior Vice President, eCommerce, Digital & Ventures  Arjun Purkayastha  Charlene Lim  Jay Sammons  Yue Bonnet  SVP, Legal, eCommerce, VMS, & Greater China  Managing Director, Head of Global Consumer, Media, & Retail  Principal  Sergio Pupkin  Chief Growth & Strategy Officer  Daniel Myers  Former EVP & Chief Supply Chain Officer  Scott Emerson  Founder & CEO  Sunny Nastase  President, Enterprise Accounts (retired)  Carrie Williams  Partner  6  B  Note: Does not reflect full board

     Ian Friedman and Dan Nova: Proven Advisors to Cutting-Edge Companies      Ian Friedman  CEO  Dan Nova  CIO  Former Co-Head of Goldman Sachs Investment Partners, Growth Equity Team Previous experience at Bain Capital and BCG Holds an M.B.A. from Stanford Graduate School of Business  General Partner at Highland Capital Partners since 1996 Recognized on the Forbes Midas List as one of the top venture capitalists in the industry Holds an M.B.A. from Harvard Business School  Investments  Investments  Select Examples of Highland Transcend Board Value-Add           Leverage William Hockey’s experience scaling a global developer-focused Product-Led Growth company and technology organization  Work with Greg Peters to further company's data-driven insights and decision making, and scale operations internationally  Leverage Julie Bradley’s public company CFO experience to prepare for public markets and coach executives  Learn from Mike Wystrach’s experience scaling complex operations and logistics as he took a business to $700mm in revenue in six years   Potential Board Additions from Highland Transcend   Co-Founder and Former CTO  COO and CPO  Former CFO  Co-Founder and CEO  6  C

 Multiple Strategies to Sustain Long-term Growth    Multi-Marketplace Expansion  Robust Pipeline for Brands  Marketing & Media Services  Data & Analytics  DTC-in-a-box  Majority & Minority Brand Ownership    Near-Term Growth Drivers    Mid-Term Growth Drivers                                                                                                7

 Channel Growth Opportunity  Marketplace Partners1  Revenue by Marketplace2  One of few platforms with strong relationships across a diversified set of leading marketplace platforms  “Packable has figured out the eCommerce model and has double clicked on their processes…they’ve earned customer trust and our trust” - Customer review  Other  $373M  2020A  Other  $707M  2022E    7  1 Includes Kroger; currently integrating with Kroger, expected to launch in 2H 20212 Based on product revenue

7 Our Brand Acquisition Strategy Creates a Long-term Competitive Advantage

Key Criteria

Analytically-driven insights from our ~75mm consumer datapoints help determine the following criteria for our brand acquisition strategy:

- ✓ Identify new and high-growth consumer categories
- ✓ Identify large untapped market opportunities
- ✓ Identify synergies within current operating structures
- ✓ Identify opportunities for increased channel distribution
- ✓ Identify and partner with strong founders and mission-oriented brands
- ✓ Identify opportunities with strong existing customer base and reviews

Selected Digitally Native Brand Partnerships

ethique
Amara Organic baby food
SVASTHYA BODY & MIND
Mum&You
theraplex
OTHERS
life cykel

Currently have 20+ Brand Investments with Increasing Focus on Majority Ownership

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     We Continue to Make Large Investments in Supply Chain  New distribution centers and automation for Seller Fulfilled Prime and Fulfillment by AmazonPlanned next day coverage for ~46% US populationPlanned 2-day coverage for ~92% US population  Expanding our national footprint  Shipment concentration  Q1 2022: WEST COAST DISTRIBUTION CENTER2023: SOUTHWEST DISTRIBUTION CENTERTBD: MIDWEST DISTRIBUTION  7  TBD

 New Branding Preview  Blur text on far left

                   Financial Overview

 Key Financial Highlights

Historical and Forecasted Revenue Overview



$ million
'18A – '20A CAGR: 36%
'20A – '24E CAGR: 38%
$202
$246
$373
$456
$707
$1,028
$1,335
FY18A
FY19A
FY20A
FY21E
FY22E
FY23E
FY24E

Historical and forecasted significant revenue growth driven by:

- Strong net revenue retention provides starting point for strong revenue growth
- New contracts rolled out for large brands and digitally native brands
- Further expansion of service offerings and non-product revenue, leveraging the Packable platform
- Deeper relationships with non-Amazon marketplaces are expected to drive incremental revenue (e.g. Walmart)

Note: 2018 and 2019 unaudited financials based on management figures and subject to change pending final audit; 2020 financials based on AICPA audited financials

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Packable has Historically Performed Well

Historical and COVID-19 Pro Forma Growth

51%

2014-2019 Revenue CAGR[2]

Quarterly YoY Growth



1
2
3
Actual & Pro Forma
Growth normalizing for industry-wide out-of-stock issues
COVID-19
32%
57%
66%
44%
45%
47%1
11%
33%1
-3%
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
2-yr Actual CAGR: 32% 27%

1

- Revenue growth accelerated pre COVID as investments were made to alleviate historical capacity constraints

2

- COVID-19 was an **accelerant**, particularly benefiting Q2 2020, seen as a long-term paradigm shift towards eCommerce

3

- During H1 2021, industry-wide supply chain constraints and warehouse management system transition, together resulted in significant inventory out of stocks, purchase order delays, and delays in onboarding new customers
- Actual YoY growth for Q1'21 and Q2'21 was 11% and (3%), respectively. Adjusting for lost revenue from out-of-stocks, we estimate Q1 and Q2 2021 YoY growth would have been approximately 47% and 33%, respectively
  - These growth rates are in comparison to a "COVID strong" Q2 2020
- Using a 2-year revenue CAGR basis, Q1 and Q2 2021 growth was 32% and 27%, respectively

Note: Financial results based on unaudited quarterly financials and subject to change
[1] Growth adjusted for normalized out-of-stock rates; [2] Based on unaudited financial results

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Unpacking Forward Revenue Growth

2nd Half 2020 and 2021 YoY Growth



45%
1
36%
2H 2020A
2H 2021E

2022E Total Revenue Growth



37%
10%
5%
3%
55%
Growth from Existing Brands
Growth from 2021E New Contracted Partners
Growth from 2022E New Partner Pipeline
Growth from Services
2022E Revenue Growth
2
3
4

1

- 2H 2021E growth driven by core business growth, plus the impact of three strategic initiatives:
  - Expansion of access to the Amazon FBA fulfillment program, to obtain more capacity to fulfill brand demand
  - Establishment of direct integration with Walmart, similar to relationship with Amazon facilitating greater volume on Walmart.com
  - Multi-marketplaces rollout – Seamless integration representing existing channel partners and launching into key new channels

2

- 37% growth from existing brands onboarded in 2020, which is in line with historical growth
- Key strategic and technology initiatives launched in 2021 and 2022 will accelerate growth

3

- 10% growth from brands onboarded in 2021

4

- 5% growth from new brands onboarded in 2022E
- 2H 2021 new brand rollouts largely delayed into 2022, underpinning key assumptions in growth forecast

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Note: Financial results based on unaudited quarterly financials and subject to change

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Historical and Forecasted Gross Profit Overview



$ millions
Gross Profit
% of total revenue
'18A – '24E CAGR: 40%
43.0%
45.6%
47.3%
45.3%
45.8%
47.0%
48.7%
$87
$112
$177
$207
$324
$484
$651
FY18A
FY19A
FY20A
FY21E
FY22E
FY23E
FY24E

Historical Margin Drivers :

- Movement to higher margin large brand / digitally native brands and away from lower margin distributor segment

Future Margin Drivers:

- Continued sales mix shift to enterprise and digitally native brands, away from distributors
- Continued increases in AOV driven by pack size optimization and greater mix shift towards digitally native brands

Note: 2018 and 2019 unaudited financials based on management figures and subject to change pending final audit; 2020 financials based on AICPA audited financials

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Model Summary

($ mm)	2018A	2019A	2020A	2021E	2022E	2023E	2024E	Long Term Targets
Revenue	**$202.0**	**$246.3**	**$373.3**	**$456.2**	**$707.2**	**$1,028.2**	**$1,335.3**	
% YoY Growth	–	*22.8%*	*51.5%*	*22.2%*	*55.0%*	*45.4%*	*29.9%*	
Total Gross Profit	**$86.9**	**$112.2**	**$176.7**	**$206.6**	**$323.9**	**$483.8**	**$650.5**	
% Margin	*43.0%*	*45.6%*	*47.3%*	*45.3%*	*45.8%*	*47.0%*	*48.7%*	***~51%-52%***
Selling and Distribution Expense	*$87.3*	*$117.4*	*$188.0*	*$227.1*	*$298.1*	*$369.7*	*$458.7*	
% Revenue	*43.2%*	*47.6%*	*50.3%*	*49.8%*	*42.2%*	*36.0%*	*34.3%*	***~34%-35%***
Warehouse and G&A Expense	*$24.6*	*$29.6*	*$49.5*	*$92.1*	*$114.9*	*$121.5*	*$133.3*	
% Revenue	*12.2%*	*12.0%*	*13.3%*	*20.2%*	*16.2%*	*11.8%*	*10.0%*	***~6%***
Operating Income	**($25.0)**	**($34.8)**	**($60.8)**	**($112.5)**	**($89.0)**	**($7.5)**	**$58.5**	
% Margin	*(12.4%)*	*(14.1%)*	*(16.3%)*	*(24.7%)*	*(12.6%)*	*(0.7%)*	*4.4%*	**~14-16% including services and brand M&A**
Adj. EBITDA[1]	**($23.4)**	**($33.2)**	**($58.5)**	**($109.2)**	**($84.7)**	**$1.0**	**$68.3**	
% Margin	*(11.6%)*	*(13.5%)*	*(15.7%)*	*(23.9%)*	*(12.0%)*	*0.1%*	*5.1%*	***~10%-12%***

Note: 2018 and 2019 unaudited financials based on management figures and subject to change pending final audit; 2020 financials based on AICPA audited financials
[1] See Adj. EBITDA reconciliation on pg 72

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                   Transaction Summary

Key Transaction Terms

Pro forma enterprise value of $1.550B, implies pro forma equity value of $1.909B

Assumes **$300mm cash in trust** and **$70mm PIPE and $110mm Convert**

Post-transaction, **~$434mm[1] added to the balance sheet** to support Packable's continued market leadership and enable opportunities to enhance growth, profitability and geographic and multi-marketplace expansion

Incremental Seller Earn-Out of 6%[2]

Existing Packable shareholders eligible to receive 12mm additional shares based on future stock performance

Pro forma ownership of post-merger Up-C entity[3]: **70.5% existing shareholders**; 18.7% SPAC and founder shares; 10.8% PIPE and Convert investors[4]

Source: Packable Company Financials

Note: Assumes a nominal share price of $10.00 per share. Pro Forma Ownership assumes $70mm PIPE and $110mm pre-SPAC merger private convertible note with no secondary sales and excludes impact of warrants, earnout to existing Packable shareholders and reserved and unvested awards under the company's incentive plan, and assumes no redemptions. [1] Net of transaction fees of $46mm, which includes 3.5% fee on PIPE and convert and an estimated $31mm in advisory fees and legal fees. [2] Earnout equal to 12mm shares comprised of 4 equal tranches vesting at each of $12, $14, $16, $18. Calculated as maximum earnout share issuance of 12mm / pro forma shares outstanding of 191.2mm. [3] The business combination and resulting company will be structured as a typical "Up-C" involving (i) a public corporation ("Pubco") that is the managing member of, and owns equity interests in, a subsidiary limited liability company ("LLC"), (ii) a right of the historic Packable owners who hold equity interests in the LLC to have their LLC interests redeemed or exchanged for Pubco stock (or the cash equivalent thereof) and (iii) a customary tax receivable agreement pursuant to which Pubco agrees to pay to historic Packable owners 85% of the actual cash tax savings from certain tax benefits available to PubCo by reason of the Up-C structure and the reorganization transactions undertaken in connection with the business combination. [4] Assumes $70mm PIPE and $110mm pre-SPAC merger private convertible note, no secondary sales and before dilution of warrants or earn-out. Excludes 25% of Founder promote subject to vesting schedule mirroring terms of the Seller Earn-Out, vesting in equal tranches at each of $12, $14, $16, and $18 per share.

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Transaction Overview

($ in millions)

Pro Forma Capitalization

	Transaction
Share Price at Merger	$ 10.00
PF Shares Oustanding (mm)[1]	190.9
Equity Value	**$ 1,909**
Standalone Net Debt	75
Cash to BS / Primary Proceeds[2]	(434)
Transaction Enterprise Value	**$ 1,550**
2022E Revenue	*$ 707*
Implied EV / 2022E Revenue	*2.2 x*

Illustrative Post-Transaction Ownership


2.9%
10.8%
15.7%
70.5%
Existing Packable Shareholders
SPAC Shareholders
PIPE and Convert Investors
SPAC Sponsor

Pro Forma Ownership	Value ($mm)
Existing Packable Shareholders	$ 1,346
SPAC Shareholders	$ 300
PIPE and Convert Investors	$ 206
SPAC Sponsor[3]	$ 56
Total Value	**$ 1,909**

Source: Packable Company Financials

Note: Assumes a nominal share price of $10.00 per share. Pro Forma Ownership assumes $70mm PIPE and $110mm pre-SPAC merger private convertible note with no secondary sales and excludes impact of warrants, earnout to existing Packable shareholders and reserved and unvested awards under the company's incentive plan, and assumes no redemptions. 6/30 net debt is $48mm; $75mm Net Debt figure represents negotiated agreed value between HTPA and Packable.

[1] Incorporates 13.6mm shares issued via the pre-SPAC merger private convertible note that will automatically convert at time of merger and 7.0mm shares issued via the PIPE. [2] Net of transaction fees of $46M, which includes 3.5% fee on PIPE and convert and an estimated $31mm in advisory fees and legal fees. [3] Excludes 25% of Founder promote subject to vesting schedule mirroring terms of the Seller Earn-Out, vesting in equal tranches at each of $12, $14, $16, and $18 per share.

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 Framing the Peer Set for Packable  Source: Company Management, IBES; Market data as of 27-Aug-2021Note: Figures for peer comparables represent medians.1 Represents 2022E-2023E growth due to inventory shortage in 2021E overstating 2021E-2023E growth.2 Implied metrics at Transaction Enterprise Value of $1.550bn. 3 Packable adjusted using 2022E-2023E growth due to inventory shortage in 2021E overstating 2021E-2023E growth.   2021E-2023E CAGR    Revenue  45%1  20%  20%  26%  4 %      Gross Profit  49%1  21%  20%  27%  5%                                    2022E Profitability    Gross Margin  46%  35%  44%  53%  45 %      EBITDA Margin  (11)%  8%  5%  7%  24%                                    2022E Trading Multiples    Revenue  2.2 x2  3.0 x  2.3 x  16.8 x  3.7 x      Gross Profit  4.8 x2  7.0 x  6.6 x  23.7 x  7.8 x                                  Growth-Adjusted 2022E Trading Multiples    Growth-Adj. Revenue  0.05 x3  0.15 x  0.11 x  0.66 x  1.23 x      Growth-Adj. Gross Profit  0.10 x3  0.36 x  0.25 x  0.89 x  2.10 x                  Other Online Commerce Peers      Core Online Commerce Peers  SMB Enablement    CPGs

 Valuation Benchmarking            1  1  Source: IBES; Market data as of 27-Aug-20211 Implied metrics with a Transaction Enterprise Value of $1.550bn. 2 Adjusted using CY2021E – 2023E CAGR. 3 Packable adjusted using 2022E-2023E growth due to inventory shortage in 2021E overstating 2021E-2023E growth.   EV / 2022E Revenue  EV / 2022E Gross Profit  Growth Adjusted2  0.10 x3  0.57 x  0.38 x  0.34 x  0.25 x  0.78 x  0.12 x  0.38 x  0.27 x  0.24 x  0.22 x  1.85 x  0.89 x  0.85 x  2.10 x  2.01 x  2.73 x  1.25 x  NM  Growth Adjusted2  0.05 x3  0.18 x  0.17 x  0.12 x  0.10 x  0.23 x  0.13 x  0.12 x  0.10 x  0.10 x  0.01 x  0.94 x  0.66 x  0.43 x  1.23 x  1.18 x  5.16 x  2.09 x  0.76 x  1.9 x  SQ  16.8 x  ULVR  1.8 x  0.7 x  30.8 x  6.4 x  3.2 x  2.8 x  57.6 x  21.4 x  4.5 x  4.1 x  6.2 x  Median: 3.0 x  Median: 2.3 x  Median: 16.8 x  Median: 3.7 x  Median: 7.0 x  Median: 6.6 x  Median: 23.7 x  Median: 7.8 x  Other Online Commerce Peers      Core Online Commerce Peers  SMB Enablement    CPGs

 Operational Benchmarking      1  1  1  Source: Company Management, IBES; Market data as of 27-Aug-20211 Packable represents 2022E-2023E growth due to inventory shortage in 2021E overstating 2021E-2023E growth.  CY2021E – CY2023E Gross Profit CAGR  CY2022E Gross Margin  15 %  CY2021E – CY2023E Revenue CAGR  Median: 20 %  Median: 20%  26%  28%  28 %  Median: 26 %  Median: 4 %  Median: 21 %  Median: 20 %  Median: 27 %  Median: 5 %  Median: 35 %  Median: 44 %  Median: 53 %  Median: 45 %  Other Online Commerce Peers      Core Online Commerce Peers  SMB Enablement    CPGs

                   Appendix

 Sources and Uses    Source: Packable Company FinancialsNote: Assumes a nominal share price of $10.00 per share. Pro Forma Ownership excludes impact of warrants and earnout to existing Packable shareholders. 1 Net of transaction fees of $50M, which includes 3.5% fee on PIPE and convert and estimated $31mm in advisory fees and legal fees. 2 Excludes 25% of Founder promote subject to vesting schedule mirroring terms of the Seller Earn-Out. 3 Four equal tranches of 3.0mm shares valued at $12, $14, $16 and $18 per share, respectively.   Sources     SPAC Trust Equity   $ 300   PIPE and Convert Capital  180  Packable Rollover Equity  1,346   HTP Sponsor Promote2   56   Convert Discount and PIK Interest   26   Total Sources (excl. Earnout)  $ 1,909   (+) Earnout Consideration3  $ 180   Total Sources (incl. Earnout)  $ 2,089   Uses    Packable Rollover Equity  $ 1,346   Cash to BS / Primary Proceeds  434   Fees & Expenses1  46   HTP Sponsor Promote2   56   Convert Discount and PIK Interest   26   Total Uses (excl. Earnout)  $ 1,909   (+) Earnout Consideration3  $ 180   Total Sources (incl. Earnout)  $ 2,089

 Implied Ownership and Returns at Various Prices  Note: For details on transaction overview and structure, please see pages 63-64 in this presentation. Assumes no HTP redemptions. Warrant dilution calculated using Treasury Stock Method. 1 Includes public common shares and public warrants. 2 Assumes Convert investor entry price of $8.5/share with 5% PIK Interest3 Assumes SPAC investor entry price of $10/share4 25% Founder promote shares held by the Sponsor will be deferred, with 25% of the deferred amount vesting at each of $12, $14, $16 and $185 Assumes warrant purchase price of $1.50/warrant  ($ in millions)  Share Price:  $ 6.00   $ 8.00   $ 10.00   $ 12.00   $ 14.00   $ 16.00   $ 18.00   $ 20.00   SPAC Public Shares  30   30   30   30   30   30   30   30   SPAC Public Warrants   -    -    -   0   2   3   4   4   SPAC Founder Shares1  6   6   6   6   7   7   8   8   SPAC Founder Warrants   -    -    -   0   1   1   2   2   PIPE and Convert Shareholders  21   21   21   21   21   21   21   21   Previous Owners and Management Rollover Equity  135   135   135   138   141   144   147   147   Post-Money Equity Value  $ 1,145   $ 1,527   $ 1,909   $ 2,340   $ 2,807   $ 3,289   $ 3,785   $ 4,205                     Implied Returns ($mm):                                            Illustrative IPO Investor 1-Year Return (%)1  (40)%  (20)%  0%  22%  48%  75%  102%  124 %  Illustrative Convert Investor 1-Year Return (%)2  (26)%  (1)%  24%  48%  73%  98%  122%  147 %  Illustrative PIPE Investor 1-Year Return (%)3  (40)%  (20)%  0%  20%  40%  60%  80%  100 %                    SPAC Founder Gain ($)4,5  $ 26   $ 37   $ 48   $ 68   $ 97   $ 128   $ 162   $ 180   Illustrative Founder 1-Year Return (%)4,5  325%  466%  608%  853%  1222%  1615%  2031%  2268 %                    Implied Ownership:  $ 6.00   $ 8.00   $ 10.00   $ 12.00   $ 14.00   $ 16.00   $ 18.00   $ 20.00   SPAC Public  15.7%  15.7%  15.7%  15.6%  15.9%  16.0%  16.0%  16.0 %  SPAC Founder  2.9   2.9   2.9   3.2   3.7   4.1   4.5   4.5   PIPE and Convert Shareholders  10.8   10.8   10.8   10.6   10.3   10.0   9.8   9.8   Previous Owners and Management  70.5   70.5   70.5   70.6   70.1   69.9   69.7   69.7   Total  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0 %  Implied Dilution from Promote and Founder Warrants  2.9%  2.9%  2.9%  3.2%  3.7%  4.1%  4.5%  4.5%

Illustrative Fulfillment Level Economics for Marketplace Business

2021E

Blended contribution margins to cover fixed costs: **4%**

Ground / 3rd Party Fulfillment (~85%)



100%
54%
25%
14%
7%
AOV
Product COGS
Fulfillment Cost
Commissions
Contribution Margin to Cover Fixed Costs

Air Freight (~15%)



100%
54%
49%
14%
(17%)
AOV
Product COGS
Fulfillment Cost
Commissions
Contribution Margin to Cover Fixed Costs

2024E

Blended contribution margins to cover fixed costs: **16%**

Ground / 3rd Party Fulfillment (~98%)



100%
50%
20%
14%
16%
AOV
Product COGS
Fulfillment Cost
Commissions
Contribution Margin to Cover Fixed Costs

Air Freight (~2%)



100%
50%
34%
14%
2%
AOV
Product COGS
Fulfillment Cost
Commissions
Contribution Margin to Cover Fixed Costs

Contribution margin uplift driven by:

- **Expanding AOV:** Increase in AOV reflected in the declining Fulfillment Costs as % of revenue – AOV increases as consumers buy larger pack sizes and spend on higher dollar items
- **Decreasing Product COGS:** Benefit to contribution margin driven by shifting sales mix from lower margin distributors to higher margin large CPGs and digitally native brands
- **Increasing Fulfillment Efficiencies:** Substantial benefit to contribution margin driven by shifting shipping mix from air to ground due to opening of nationwide distribution network

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Adj. EBITDA Margin Bridge  2021E to 2024E Adj. EBITDA1 Margin  12.5%  10.2%  6.2%  1 See Adj. EBITDA reconciliation on pg 72

 Adjusted EBITDA Reconciliation    2018A  2019A  2020A  2021E  2022E  2023E  2024E  Net Loss  ($28.9)  ($39.3)  ($113.9)  ($123.1)  ($102.6)  ($21.3)  $45.2   % Total Revenue  (14.3%)  (16.0%)  (30.5%)  (27.0%)  (14.5%)  (2.1%)   3.4%                   Interest Expense  $3.8   $4.5   $16.2   $4.1   $2.8   $3.4   $3.3   Franchise Taxes  $0.0   $0.1   $0.0   $0.1   $0.1   $0.2   $0.2   Other (Income)/ Expense  $0.1   ($0.1)  $36.8   $0.7   $0.6   $0.3   ($0.3)   Depreciation  $1.3   $1.5   $2.0   $4.6   $8.7   $12.1   $12.6   Unit Compensation  $0.4   $0.2   $0.4   $4.4   $5.7   $6.4   $7.3                   Adjusted EBITDA  ($23.4)  ($33.2)  ($58.5)  ($109.2)  ($84.7)  $1.0   $68.3

 Risk Factors  All references to the “Company,” “Packable,” “we,” “us” or “our” in this presentation refer to the business of Packable Holdings, LLC and its subsidiaries. The risks presented below are certain of the general risks related to the Company's business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including Highland) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. These risks speak only as to the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. Risks Related to Business and Industry We face significant competition in the e-commerce industry and may be unsuccessful in maintaining our position in the market against current and future competitors.Our expansion into new products, services, technologies, and geographic regions subjects us to additional risks.The variability in retail demand places increased strain and uncertainty on our logistics and operations.We may be impacted by fraudulent and unlawful activities of other third-party sellers, and possibly marketplace programs designed to prevent such activities.Continued increases in marketplace fulfillment and storage fees could have an adverse impact on our profit margin and results of operations.Our business depends on our ability to build and maintain strong product listings on e-commerce platforms.Our business is highly dependent on developing and maintaining relationships with online marketplace operators and our failure to do so, or any restrictions on our ability to offer products on online marketplaces, could have an adverse impact on our business, financial condition and results of operations.If we cannot successfully manage the unique challenges presented by international markets, we may not be successful in expanding our operations outside the U.S. Our inability or failure to protect our intellectual property rights, or any claimed infringement by us of third-party intellectual rights, could have a negative impact on our operating results.Fluctuations in exchange rates may adversely affect our results of operations and prospects. Operating risks Our recent growth rates may not be sustainable or indicative of our future growth and we may not be able to successfully manage the challenges to our future growth.A large percentage of our revenue is concentrated in a small number of marketplaces, and the loss of access to or a significant decline in activity levels in any of these marketplaces would adversely affect our business, financial condition, results of operations. We have a history of losses and may generate operating losses as we continue to expand our business.The COVID-19 pandemic, or other epidemics or pandemics, could have a material adverse effect on our operations, revenue and supply chain.If we fail to acquire and retain new customers or partners, or fail to do so in a cost-effective manner, we may be unable to increase net sales, improve margins and achieve profitability.Our expansion places a significant strain on our management, operational, financial, and other resources.The growth of our business depends on our ability to accurately predict consumer trends, successfully introduce new products, improve existing products and expand into new markets.A deterioration in our brand or reputation could have a material adverse effect on us.We may be unable to accurately forecast net sales and appropriately plan our expenses in the future.Our estimate of the size of our addressable market may prove to be inaccurate.Shipping is a critical part of our business and any changes in, or disruptions to, our shipping arrangements could adversely affect our business, financial condition, and results of operations.

 Risk Factors (cont’d)  Operating Risks (Cont’d)If we do not successfully optimize, operate and manage the expansion of the capacity of our fulfillment centers, our business, financial condition, and results of operations could be harmed.Our business may be adversely affected if we are unable to provide our customers with a cost-effective platform that is able to respond and adapt to rapid changes in technology.We are subject to risks related to online payment methods.We have a rapidly evolving and highly volatile business model. Our reliance on software-as-a-service technologies from third parties may adversely affect our business and results of operations.Our supplier relationships subject us to a number of risks.Our commercial agreements, strategic alliances, and other business relationships expose us to risks.In connection with audits of our financial statements issued under AICPA standards, we have identified a number of material weaknesses in our internal controls over financial reporting. These material weaknesses have resulted in a restatement of our previously issued financial statements for the fiscal year ended December 31, 2020 issued under AICPA standards. In connection with the completion of our audits of our financial statements for the three fiscal years ended December 31, 2020 in accordance with PCAOB standards, we may continue to identify these same or additional material weaknesses. If we are unable to remediate such material weaknesses, or if we identify additional material weaknesses, we may be compelled to restate such or future financial statements, and may not be able to accurately or timely report our financial condition or results of operations or prevent fraud, any of which may adversely affect our business and stock price. Our auditor’s report with respect to our financial statements issued under AICPA standards contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a going concern if we do not receive additional financing capital in a timely manner, and our independent registered public accounting firm’s report in connection with their audit of our financial statements prepared in accordance with PCAOB standards may contain the same, or a modified version of, the same explanatory paragraph.We have significant ongoing capital requirements that could affect our liquidity and results of operations if we are unable to generate sufficient cash from operations or obtain sufficient financing on favorable terms. Our ability to timely raise capital in the future may be limited, or such capital may be unavailable on acceptable terms, if at all.The loss of key senior management personnel or the failure to hire and retain highly skilled and other key personnel could negatively affect our business.Our management team has limited experience managing a public company.We may face difficulties in meeting our labor needs to effectively operate our business.Our insurance coverage may not be adequate.Our failure or the failure of third-party service providers to protect our website, networks, and systems against cybersecurity incidents, or otherwise to protect our confidential information, could damage our reputation and brand and substantially harm our business, financial condition, and results of operations.Any significant disruption in service on our websites or apps or in our computer systems or damage to our fulfillment sites could damage our reputation and result in a loss of customers, which would harm our business and results of operations.Our business is heavily dependent on our ability to source and sell inventory. We face risks related to successfully optimizing and operating our fulfillment network and data centersOur business is influenced by general economic conditions.Significant merchandise returns or refunds could harm our business. General economic factors, natural disasters or other unexpected events may adversely affect our business, financial performance and results of operationsDisruption of global capital and credit markets may have a material adverse effect on our liquidity and capital resources. We may seek to grow our business through acquisitions of, or investments in, new or complementary businesses, facilities, technologies or products, or through strategic alliances, and the failure to manage these acquisitions, investments or alliances, or to effectively integrate them with our existing business, could have a material adverse effect on us.We are dependent upon access to capital, including bank credit facilities and short-term vendor financing, for our liquidity needs.Parties with whom the we do business may be subject to insolvency risks or may otherwise become unable or unwilling to perform their obligations to us.

 Risk Factors (cont’d)  Legal and Regulatory risks Failure to comply with legal and regulatory requirements could adversely affect our results of operations.We may be subject to general litigation, legal proceedings, regulatory disputes and government inquiries.Safety, quality, and health concerns could affect our business.We may experience fluctuations in our tax obligations and effective tax rate, which could materially and adversely affect our results of operations.Changes in the laws, regulations and guidelines governing cannabis and hemp may adversely impact our business.Failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection, could adversely affect our business, financial condition, and results of operations.Government regulation of the Internet and e-commerce is evolving, and unfavorable changes or failure by us to comply with these regulations could substantially harm our business, financial condition, and results of operations.Changes in tax treatment of companies engaged in e-commerce may adversely affect the commercial use of our website and mobile applications and our financial results.

 Glossary  Term  Definition  Digitally Native Brands  A brand that primarily focuses on eCommerce channels such that most or all of its sales to end consumers are generated and occur online, or that we do not otherwise identify as a Large CPG  Distributors  Enterprises that buy consumer brands and sell them wholesale business-to-business   Contribution Margin1  Calculated as order value less direct products costs, fulfillment costs and commissions expenses   Large CPGs  Established consumer packaged goods brands  Online Marketplaces  Bring together buyers and sellers in a single ecosystem to purchase and transact goods and services  Net Revenue Retention (NRR)  Our net revenue retention rate compares the product revenue from a cohort of our brands in a period to the same period in the prior year. To calculate the net revenue retention rate for a period, we first identify our brand cohort in the equivalent prior year period. Net revenue retention rate for a period is the quotient obtained by dividing the aggregate revenue generated from each brand in that cohort for each month in which we generated revenue from such brand in the same month of the prior year by the total revenue generated from that same cohort in the corresponding prior year period.  Rule of 40  Revenue growth % + Adj. EBITDA margin %  1 Reconciliation of Contribution Margin to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure, in particular direct product costs and fulfillment costs.

 Thank you.A L L Y O U R D A I L Y N E E D S